UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 6, 2026
Date of Report (date of earliest event reported)
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First Watch Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40866 (Commission File Number)	82-4271369 (I.R.S. Employer Identification Number)
8725 Pendery Place, Suite 201, Bradenton, FL 34201
(Address of principal executive offices and zip code)
(941) 907-9800
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	FWRG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 6, 2026, the Board of Directors of First Watch Restaurant Group, Inc. (the “Company”) appointed Ashlee Weisser, the Company’s Senior Vice President, Financial Planning & Analysis, as the Company’s Chief Financial Officer, effective June 8, 2026. Ms. Weisser will serve as the Company’s principal financial officer and principal accounting officer effective June 8, 2026. Ms. Weisser, age 43, has served as our Senior Vice President, Financial Planning & Analysis since October 2023. Ms. Weisser previously served as Chief Financial Officer of Raney’s LLC, a provider of aftermarket parts and accessories for the heavy duty trucking industry, from January 2023 to October 2023. Prior to that, she served as Chief Financial Officer of Maple Street Biscuit Company, a fast-casual restaurant chain, from June 2021 to December 2022 and as Interim CEO from December 2021 to April 2022. From May 2018 to June 2021, Ms. Weisser served in a variety of leadership roles at Bloomin’ Brands, Inc., a casual dining restaurant company, ultimately serving as Chief Financial Officer for Outback Steakhouse. From 2012 to 2018, she served in a variety of roles of increasing responsibility at Red Robin Gourmet Burgers, Inc. A copy of the Company’s press release issued on June 8, 2026 announcing the appointment of Ms. Weisser as the Company’s Chief Financial Officer is filed as an exhibit to this report.
There are no family relationships between Ms. Weisser and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Further, there are no arrangements or understandings between Ms. Weisser and any other person pursuant to which she was selected to become the Company’s Chief Financial Officer.
On June 6, 2026, in connection with her appointment as Chief Financial Officer described above, upon the recommendation of the Compensation Committee, the Board of Directors approved new compensation arrangements for Ms. Weisser effective June 8, 2026. Ms. Weisser’s base salary will be $475,000 and her target annual bonus under the Company’s annual cash incentive program will be 70% of her annual base salary. In addition, in connection with her appointment, Ms. Weisser received an equity grant in the form of restricted stock units that have a fair market value of $275,000 on the date of grant of June 8, 2026.
As previously announced in the Company’s Current Report on Form 8-K dated February 20, 2026, it is expected that Mr. Hope will serve as an advisor to the Company for a period of time to ensure a smooth transition.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title or Description
99.1	Press Release of First Watch Restaurant Group, Inc. dated June 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Watch Restaurant Group, Inc. (Registrant)

Date: June 8, 2026	By:	/s/ Jay Wolszczak
	Name:	Jay Wolszczak
	Title:	Chief Legal Officer, General Counsel and Secretary